UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2011

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2201 Waukegan Road, Suite 300, Bannockburn, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 31, 2011, Gregory M. Carr has joined APAC Customer Services, Inc. (the "Company") as Senior Vice President, Chief Marketing and Sales Officer of the Company.

Mr. Carr joins APAC from Alorica Inc. (previously PRC/Alorica) where he served as Senior Vice President of Sales and Marketing for an outsourced business solutions provider delivering customer management, technical support, sales and marketing services through 34 contact centers globally on behalf of leading brand companies. Prior to that, he was Senior Vice President of Sales for OSI, a BPO company in the receivables-management industry. Mr. Carr also spent 28 years in various senior executive sales leadership roles at ADP, including Vice President of Sales for the Claims Services Division.

The Company and Mr. Carr entered into an Employment Agreement, dated May 31, 2011 (the "Employment Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety. The Employment Agreement provides that Mr. Carr will be paid an annual base salary of $275,000. He also will be eligible to participate in and earn bonus compensation under the Company's Management Incentive Plan (the "MIP"), with a target bonus opportunity equal to 50% of his base salary and with a maximum bonus opportunity equal to 100% of his base salary, subject to satisfaction of certain performance goals. For 2011, Mr. Carr's MIP bonus payment will be prorated.

On May 31, 2011, the Company granted Mr. Carr 36,000 restricted shares of the Company’s common stock which vest over a five-year period pro-rata on each anniversary, subject to a change in control. The closing stock price on the date of the grant was $5.85. The restricted stock grant has an approximate value of $210,000 as of the date of the grant. The Company also granted Mr. Carr options to purchase 106,000 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s stock on May 31, 2011 of $5.85. The stock options vest over a five-year period pro-rata on each anniversary date, subject to a change in control. The stock option grant has an approximate value of $300,000 as of the date of the grant.

The Employment Agreement provides that in the event Mr. Carr is terminated without cause by the Company (as defined in the Employment Agreement) he will reeive severance payments equal to twelve months of base salary. Mr. Carr will also receive a pro-rated MIP bonus payment or a full MIP bonus payment for the prior year if termination takes place after the end of the fiscal year. He will also be entitled to healthcare continuation coverage under COBRA for a period of twelve months.

Additionally, pursuant to an Employment Security Agreement to be entered into by Mr. Carr and the Company, which is incorporated herein in its entirety as attached to the Company's quarterly report on Form 10-Q for the period ended July 1, 2007, Mr. Carr would be entitled to severance payments equal to eighteen months of base salary and one and one-half times his annual target bonus if he is terminated without cause or resigns for good reason within twelve months after a change of control of the Company (as defined in the Employment Security Agreement). The terms of Mr. Carr's Employment Security Agreement are identical to the terms of similar agreements in effect with other executive officers of the Company.

Finally, pursuant to his Agreement Protecting Company Interests attached hereto as Exhibit 10.2 and incorporated herein by reference in its entirety, Mr. Carr has agreed that, during his employment with the Company and for a period of one year after his termination of employment with the Company for any reason, he will not consult with or be employed by any company offering outsourced business services, work for or solicit the Company's clients, or induce or attempt to induce any of the Company's employees to terminate employment with the Company.

Item 9.01 Financial Statements and Exhibits.

10.1 Employment Agreement dated May 31, 2011.
10.2 Agreement Protecting Company Interests dated May 31, 2011.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the Company's management. The risks included below are not exhaustive. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the Company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce, the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the Company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks and changes to laws in other countries; its principal shareholder can exercise significant control over the Company; and its ability to attract and retain qualified employees; the potential for downward pricing pressures in its industry and other competitive factors; changes to government regulations; the effect of rapid technology changes; acts of God; political instability or other events outside its control; and the impact from unauthorized disclosure of sensitive or confidential client or customer data.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011 and its subsequent filing on Form 10-Q for the fiscal quarter ended April 3, 2011. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

June 6, 2011	By:	/s/Robert B. Nachwalter

Name: Robert B. Nachwalter
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated May 31, 2011
10.2	Agreement Protecting Company Interests dated May 31, 2011